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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 22, 2001

                             ARTIFICIAL LIFE, INC.
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             (Exact name of registrant as specified in its charter)


 Delaware                              0-25075                   04-3253298
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


Four Copley Place, Suite 102, Boston, Massachusetts             02116
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(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code:  (617) 266-5542
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ITEM 5. OTHER EVENTS.

     On March 26, 2001, the Registrant publicly disseminated a press release announcing that the Registrant had entered into a common stock purchase agreement for a structured standby equity based financing covering the sale of up to $25 million of the Registrant's common stock, at a discount to the market price, over a 36 month period and that the Registrant had issued a stock purchase warrant to the investor to purchase an additional 150,000 shares of its common stock at an exercise price of $3.82 per share. The shares to be issued pursuant to the common stock purchase agreement and the stock purchase warrant will be registered for resale pursuant to an effective Registration Statement.

     The foregoing description is qualified in its entirety by reference to the following documents, each of which is incorporated herein by reference, (i) the Common Stock Purchase Agreement, dated as of March 22, 2001, by and between the Registrant and Bluefire Capital, Inc., attached hereto as Exhibit 10.1, (ii) the Stock Purchase Warrant dated as of March 23, 2001, a copy of which is attached hereto as Exhibit 10.2, (iii) the Registration Rights Agreement, dated as of March 23, 2001, between Bluefire Capital, Inc. and the Registrant, a copy of which is attached hereto as Exhibit 10.3, and (iv) the Registrant's press release dated March 26, 2001, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)  Financial statements of business acquired.  Not applicable.

  (b)  Pro forma financial information.  Not applicable.

  (c)  Exhibits.

       10.1 Common Stock Purchase Agreement, dated as of March 22, 2001, by and between the Registrant and Bluefire Capital, Inc.

       10.2  Stock Purchase Warrant dated as of March 23, 2001.

       10.3. Registration Rights Agreement, dated as of March 23, 2001, between Bluefire Capital, Inc. and the Registrant.

       99.1  The Registrant's Press Release dated March 26, 2001.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    ARTIFICIAL LIFE, INC.
                                                    (REGISTRANT)


Date:  March 27, 2001                               By: /s/ Robert E. Pantano
                                                       -------------------------
                                                       Robert E. Pantano
                                                       Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number    Description
-------   -----------

10.1 Common Stock Purchase Agreement, dated as of March 22, 2001, by and between the Registrant and Bluefire Capital, Inc.

10.2      Stock Purchase Warrant dated as of March 23, 2001.

10.3. Registration Rights Agreement, dated as of March 23, 2001, between Bluefire Capital, Inc. and the Registrant.

99.1      The Registrant's Press Release dated March 26, 2001.